UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025

MarineMax, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	1-14173	59-3496957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Brooker Creek Boulevard
Oldsmar, Florida		34677
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 727 531-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HZO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation from the Board

On September 25, 2025, Michael H. McLamb resigned as a member of the Board of Directors (the “Board”) of MarineMax, Inc. (the “Company”), effective immediately. Mr. McLamb’s decision to resign was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment to the Board

On September 25, 2025, the Board appointed Daniel Schiappa to serve as a member of the Board and as a member of the Audit Committee, effective immediately. Mr. Schiappa will serve as a Class I director with a term expiring in 2026 or until his successor is elected and qualified.

The Board determined that Mr. Schiappa will be an independent director. Mr. Schiappa will be compensated for his services in the manner consistent with that of the Company’s other independent directors, as discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including our proxy statement filed with the SEC on January 3, 2025, provided that the initial grant of an option to acquire 5,000 shares of the Company’s common stock (which is offered to all of the Company’s newly-appointed non-employee directors) shall be granted to Mr. Schiappa as soon as reasonably practicable following his appointment. There are no transactions in which Mr. Schiappa has an interest requiring disclosure under Item 404(a) of Regulation S-K and no arrangement or understanding between Mr. Schiappa and any other persons pursuant to which he was selected as a director.

Following the resignation of Mr. McLamb and the appointment of Mr. Schiappa, the Board will consist of eight directors.

Item 7.01 Regulation FD Disclosure.

On September 26, 2025, the Company issued a press release announcing the changes to the Board described above in Item 5.02. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by MarineMax, Inc. dated September 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MarineMax, Inc.

Date:	September 30, 2025	By:	/s/ Michael H. McLamb
Name: Michael H. McLamb Title: Executive Vice President, Chief Financial Officer and Secretary